Loan Receivable, Net - Schedule of Loan Receivable, Net (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Schedule of Loan Receivable, Net [Abstract]
Unsecured loan receivable from third parties	[1]	$ 1,028,825	$ 1,625,914
Allowance for credit losses		(285,504)	(273,999)
Loan receivable, net		$ 743,321	$ 1,351,915

[1]	As of December 31, 2025 and 2024, loans to third parties represent the balance the Group lend to various third-parties for their working capital needs at interest rate of 0%-5% per annum and due on demand.